UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                           0-22624              05-0473908
       Delaware                           1-11432              05-0475617
       Delaware                           1-11436              22-3182164
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(State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)         File Number)         Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement.

     On June 15, 2006, the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") authorized Foamex L.P. (the "Company") to enter into Amendment No. 3 to the DIP Revolving Credit Facility (the "Amendment"). The Amendment decreases the applicable margin for both Base Rate and LIBOR rate loans by 0.75%, retroactive to June 1, 2006. The applicable margins will thereafter be adjusted (upwards or downwards) on a quarterly basis beginning on July 3, 2006, based on an availability test. As compared to the applicable margins in effect June 1, 2006, the margins can increase or decrease by 0.25% for the Base Rate loans and can increase by 0.25% or decrease by as much as 0.50% for LIBOR rate loans. The Amendment also modifies certain financial covenants. The Amendment has been consented to by the lenders under the DIP Term Loan.

     The Bankruptcy Court also authorized the payment of cash interest in arrears (commencing with the month of June 2006) on the Company's 10 3/4% Senior Secured Notes ("Senior Secured Notes"). The interest to be paid will be at the rate of 10 3/4% per annum which represents the non-default interest rate set forth in the Indenture governing the Senior Secured Notes. The lenders under the DIP Revolving Credit Facility and the DIP Term Loan have consented to the payment of cash interest as described above.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     4.15.15 Amendment No. 3 to Debtor-in-Possession Credit Agreement, dated as of May 31, 2006, among Foamex L.P., as Borrower, the affiliates of Borrower party thereto, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

     4.15.16 Consent under Debtor-in-Possession Credit Agreement, dated as of June 19, 2006, among Foamex L.P., as Borrower, the affiliates of the Borrower party thereto, the lending institutions party thereto and Bank of America, N.A., as Administrative Agent.

     4.16.13 Consent under Debtor-in-Possession Credit Agreement, dated as of June 19, 2006, among Foamex L.P., as Borrower, the affiliates of the Borrower party thereto, the lending institutions party thereto and Silver Point Finance, LLC, as Administrative Agent.

     4.16.14 Consent under Debtor-in-Possession Credit Agreement, dated as of June 19, 2006, among Foamex L.P., as Borrower, the affiliates of the Borrower party thereto, the lending institutions party thereto and Silver Point Finance, as Administrative Agent.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 21, 2006

                           FOAMEX INTERNATIONAL INC.


                           By:      /s/ Gregory J. Christian
                                    ---------------------------------------
                           Name:    Gregory J. Christian
                           Title:   Executive Vice President, General
                                    Counsel and Chief Restructuring Officer


                           FOAMEX L.P.
                           By:      FMXI, INC.,
                                    its Managing General Partner

                           By:      /s/ Gregory J. Christian
                                    ---------------------------------------
                           Name:    Gregory J. Christian
                           Title:   Executive Vice President, General
                                    Counsel and Chief Restructuring Officer


                           FOAMEX CAPITAL CORPORATION

                           By:      /s/ Gregory J. Christian
                                    ---------------------------------------
                           Name:    Gregory J. Christian
                           Title:   Vice President and Secretary

                                  EXHIBIT INDEX

 Exhibit
 Number      Description

 4.15.15 Amendment No. 3 to Debtor-in-Possession Credit Agreement, dated as of May 31, 2006, among Foamex L.P., as Borrower, the affiliates of Borrower party thereto, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.
 4.15.16 Consent under Debtor-in-Possession Credit Agreement, dated as of June 19, 2006, among Foamex L.P., as Borrower, the affiliates of the Borrower party thereto, the lending institutions party thereto and Bank of America, N.A., as Administrative Agent.
 4.16.13 Consent under Debtor-in-Possession Credit Agreement, dated as of June 19, 2006, among Foamex L.P., as Borrower, the affiliates of the Borrower party thereto, the lending institutions party thereto and Silver Point Finance, LLC, as Administrative Agent.
 4.16.14 Consent under Debtor-in-Possession Credit Agreement, dated as of June 19, 2006, among Foamex L.P., as Borrower, the affiliates of the Borrower party thereto, the lending institutions party thereto and Silver Point Finance, as Administrative Agent.